Exhibit 99.1

News Release

Contacts:	Nancy Kim Senior Manager Investor Relations Oracle Corporation (650) 506-4073	Jim Finn Vice President Corporate Communications Oracle Corporation (212) 521-4805

ORACLE REPORTS Q4 EPS OF $0.19 VS. $0.16 LAST YEAR

Database New Software License Revenue Up 15% for Second Quarter in a Row

Redwood Shores, Calif., June 15, 2004—[http://www.oracle.com/tellmemore/?3167712] Today, Oracle Corporation announced financial results for its fiscal fourth quarter and for its full fiscal year 2004.

Fourth quarter net income increased 15% to $990 million, or $0.19 per share, compared to $858 million and $0.16 per share last year. Total revenue increased 9% to $3.1 billion in the quarter with software revenue up 12% to $2.5 billion, and services revenue down 4% to $558 million. The Q4 operating margin was 46%, an all time high.

For the full fiscal year 2004 net income was up 16% to $2.7 billion while earnings per share increased from $0.43 to $0.50. Total revenue increased 7% to $10.2 billion for the year with software revenue up 12% to $8.1 billion while services revenue was down 8% to $2.1 billion. Operating margin for the year was 38%, also an all time record.

“Operating income was $1.4 billion in the fourth quarter and $3.9 billion for the full year,” said Oracle Chairman and CFO, Jeff Henley. “That’s the best operating profit we’ve ever delivered; even better than our best year during the Internet bubble. We had a very strong finish to a very good year.”

“Since we introduced Grid technology six months ago, our database new license sales have been growing at a rate of 15%,” said Oracle CEO, Larry Ellison. “We’re still early on in the adoption cycle but the Oracle 10g database is off to a fast start. The market is just beginning the move to databases and application servers running on Grids of low cost computers and Oracle is leading the way.”

-more-

Oracle is the world’s largest enterprise software company. For more information about Oracle, including supplemental financial information, please call Investor Relations at (650) 506-4073 or visit Oracle on the web at www.oracle.com/investor.

“Safe Harbor” Statement Under the Private Securities Litigation Reform Act of 1995: Information in this release relating to Oracle’s future prospects which are “forward-looking statements” are subject to certain risks and uncertainties that could cause actual results to differ materially, including, but not necessarily limited to, the following: (1) Economic, political and market conditions could adversely affect purchasing decisions for computer software and services throughout the world. The war on terrorism and the potential for other hostilities in various parts of the world continues to contribute to a climate of uncertainty that could adversely affect revenues. Delays in closing of sales, reductions in size of individual sales without an offsetting increase in volume, delays in product delivery, or a decline in our renewal rates for software license updates and product support can cause quarterly revenues and income to fall short of anticipated levels. (2) Management’s ability to forecast revenues and control expenses, especially on a quarterly basis, continues to be a challenge. An unexpected decline in revenues without a corresponding and timely slowdown in expense growth could have a material adverse effect on results of operations. (3) Oracle continues to introduce new or enhanced versions of its products and services, such as Oracle Database 10G, Oracle Application Server 10G, Oracle E-Business Suite, Oracle Collaboration Suite, Oracle Customer Data Hub and On Demand. The market acceptance and contribution to Oracle’s revenues of these new versions or products and services cannot be assured. (4) Oracle periodically has made changes to its pricing model and sales organization, which could lead to a decline or delay in sales as its sales force and customers adjust to the new pricing policies and organizational changes. Intense competition in the various markets in which Oracle competes may also put pressure on Oracle to reduce prices on certain products. (5) The market for Oracle’s products is intensely competitive and is characterized by rapid technological advances and frequent new product introductions. There can be no assurances that Oracle will continue to introduce new products and new versions of existing products that keep pace with technological developments, satisfy increasingly sophisticated customer requirements and achieve market acceptance. Oracle undertakes no obligation to update information contained in this release. For further information regarding risks and uncertainties associated with Oracle’s business, please refer to the “Risk Factors” section of Oracle Corporation’s SEC filings, including, but not limited to, its annual report on Form 10-K and quarterly reports on Form 10-Q, copies of which may be obtained by contacting Oracle Corporation’s Investor Relations Department at (650) 506-4073 or Oracle’s Investor Relations website at http://www.oracle.com/investor.

ORACLE CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(in millions, except per share data)

	Three Months Ended May 31,		Year Ended May 31,
	2004	2003	2004	2003
REVENUES
New software licenses	$1,313	$1,187	$3,541	$3,270
Software license updates and product support	1,205	1,065	4,529	3,929

Software Revenues	2,518	2,252	8,070	7,199
Services	558	580	2,086	2,276

Total Revenues	3,076	2,832	10,156	9,475

OPERATING EXPENSES
Sales and marketing	620	567	2,136	2,072
Software license updates and product support	140	119	547	474
Cost of services	434	461	1,770	1,868
Research and development	328	298	1,278	1,180
General and administrative (1)	148	116	561	441

Total Operating Expenses	1,670	1,561	6,292	6,035

OPERATING INCOME	1,406	1,271	3,864	3,440

Net investment gains (losses) related to equity securities (2)	—	(3)	29	(111)
Other income, net (3)	13	6	52	96

INCOME BEFORE TAXES	1,419	1,274	3,945	3,425

Provision for income taxes (4)	429	416	1,264	1,118

NET INCOME	$990	$858	$2,681	$2,307

EARNINGS PER SHARE
Basic	$0.19	$0.16	$0.51	$0.44
Diluted	$0.19	$0.16	$0.50	$0.43
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING
Basic	5,185	5,240	5,215	5,302
Diluted	5,283	5,356	5,326	5,418

(1)	General and administrative expenses for the three months and year ended May 31, 2004 include $10.8 million and $54.2 million of professional fees associated with our tender offer for PeopleSoft, Inc.

(2)	Net investment gains (losses) related to equity securities for the year ended May 31, 2003 includes $87.1 million of impairment charges related to Oracle’s investment in Liberate Technologies. In June 2003, we sold all of our common shares in Liberate Technologies to a third-party for approximately $83.5 million and recognized a $35.4 million gain on the sale.

(3)	Other income, net for the three months and year ended May 31, 2004 includes $0.5 million and $5.5 million of commitment fees for a revolving credit facility associated with our tender offer for PeopleSoft, Inc.

(4)	Our effective income tax rate for the year ended May 31, 2004 was 32%. Through February 29, 2004, we had estimated our rate to be 33%.

ORACLE CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS DATA

	Percentage of Revenues		Percentage of Revenues		Percentage Change	Percentage Change
	Three Months Ended May 31,		Year Ended May 31,		Three Months FY04 vs. Three Months FY03	FY04 vs. FY03
	2004	2003	2004	2003
REVENUES
New software licenses	43%	42%	35%	35%	11%	8%
Software license updates and product support	39%	38%	44%	41%	13%	15%

Software Revenues	82%	80%	79%	76%	12%	12%
Services	18%	20%	21%	24%	(4%)	(8%)

Total Revenues	100%	100%	100%	100%	9%	7%

OPERATING EXPENSES
Sales and marketing	20%	20%	21%	22%	9%	3%
Software license updates and product support	4%	4%	5%	5%	18%	15%
Cost of services	14%	16%	17%	20%	(6%)	(5%)
Research and development	11%	11%	13%	12%	10%	8%
General and administrative	5%	4%	6%	5%	28%	27%

Total Operating Expenses	54%	55%	62%	64%	7%	4%

OPERATING INCOME	46%	45%	38%	36%	11%	12%
Net investment gains (losses) related to equity securities	0%	0%	0%	(1%)	*	*
Other income, net	0%	0%	1%	1%	*	*

INCOME BEFORE TAXES	46%	45%	39%	36%	11%	15%
Provision for income taxes	14%	15%	13%	12%	3%	13%

NET INCOME	32%	30%	26%	24%	15%	16%

*	not meaningful

ORACLE CORPORATION

CONDENSED CONSOLIDATED BALANCE SHEETS

($ in millions)

	May 31, 2004	May 31, 2003
ASSETS

Current Assets
Cash and cash equivalents	$4,138	$4,737
Short-term investments	4,449	1,782
Trade receivables, net	2,012	1,920
Deferred tax assets	301	381
Other current assets	436	407

Total Current Assets	11,336	9,227

Investments in debt securities	—	233
Property, net	1,068	1,062
Deferred tax assets	190	197
Other assets	267	345

TOTAL ASSETS	$12,861	$11,064

LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities
Current portion of long-term debt	$9	$153
Accounts payable	191	228
Income taxes payable	950	891
Other current liabilities	1,625	1,477
Deferred revenues	1,497	1,409

Total Current Liabilities	4,272	4,158

Long-term debt	163	175
Deferred tax liabilities	157	186
Other long-term liabilities	274	225
Stockholders' equity	7,995	6,320

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$12,861	$11,064

ORACLE CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

($ in millions)

	Year Ended May 31,
	2004	2003
Cash Flows From Operating Activities:
Net income	$2,681	$2,307
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	198	243
Amortization of intangible assets	36	84
Provision for trade receivable allowances	173	128
Net investment (gains) losses related to equity securities	(29)	111
Deferred income taxes	58	90
Changes in assets and liabilities:
(Increase) decrease in trade receivables	(245)	119
(Increase) decrease in other assets	(17)	41
Increase (decrease) in accounts payable and other current liabilities	25	(88)
Increase (decrease) in income taxes payable	200	(81)
Increase in deferred revenues	83	65
Increase in other long-term liabilities	14	4

Net cash provided by operating activities	3,177	3,023

Cash Flows From Investing Activities:
Purchases of investments	(10,310)	(4,713)
Proceeds from maturities and sale of investments	8,009	5,942
Capital expenditures	(189)	(291)
Increase in other assets	(71)	(43)

Net cash provided by (used for) investing activities	(2,561)	895

Cash Flows From Financing Activities:
Payments for repurchase of common stock	(1,499)	(2,653)
Proceeds from issuance of common stock	354	356
Borrowings (payments) of long-term debt	(144)	9
Settlement of forward contract	—	(166)

Net cash used for financing activities	(1,289)	(2,454)

Effect of exchange rate changes on cash and cash equivalents	74	178

Net increase (decrease) in cash and cash equivalents	(599)	1,642
Cash and cash equivalents at beginning of period	4,737	3,095

Cash and cash equivalents at end of period	$4,138	$4,737

ORACLE CORPORATION

Q4 FISCAL 2004 RESULTS

SUPPLEMENTAL ANALYSIS OF OPERATIONS, GEOGRAPHIC REVENUES AND HEADCOUNT (1)

(in millions, except per share & headcount data)

	Fiscal 2003					Fiscal 2004
	Q1	Q2	Q3	Q4	TOTAL	Q1	Q2	Q3	Q4	TOTAL
OPERATIONS

REVENUES
New Software Licenses	$563	$765	$755	$1,187	$3,270	$525	$855	$847	$1,313	$3,541
Software License Updates and Product Support	905	954	1,005	1,065	3,929	1,034	1,114	1,176	1,205	4,529

Software Revenues	1,468	1,719	1,760	2,252	7,199	1,559	1,969	2,023	2,518	8,070

Consulting	432	455	430	444	1,761	397	396	374	422	1,589
Advanced Product Services	64	64	63	67	257	60	65	62	71	258
Education	64	71	54	69	258	56	68	50	65	239

Services Revenues	560	590	547	580	2,276	513	529	486	558	2,086

Total Revenues	2,028	2,309	2,307	2,832	9,475	2,072	2,498	2,509	3,076	10,156

OPERATING EXPENSES
Sales and Marketing	471	512	521	567	2,072	464	525	527	620	2,136
Software License Updates and Product Support	117	117	120	119	474	121	143	143	140	547
Cost of Services	472	482	454	461	1,868	442	455	439	434	1,770
Research and Development	286	295	301	298	1,180	298	323	328	328	1,278
General and Administrative	102	109	115	116	441	131	137	145	148	561

Total Operating Expenses	1,448	1,515	1,511	1,561	6,035	1,456	1,583	1,582	1,670	6,292

OPERATING INCOME	580	794	796	1,271	3,440	616	915	927	1,406	3,864

Net Investment Gains (Losses) Related to Equity Securities	(81)	(22)	(6)	(3)	(111)	36	(4)	(2)	—	29
Other Income, net	23	28	39	6	96	12	5	22	13	52

INCOME BEFORE TAXES	522	800	829	1,274	3,425	664	916	947	1,419	3,945
Provision for Income Taxes	179	265	258	416	1,118	224	299	312	429	1,264

NET INCOME	$343	$535	$571	$858	$2,307	$440	$617	$635	$990	$2,681

EARNINGS PER SHARE
Basic	$0.06	$0.10	$0.11	$0.16	$0.44	$0.08	$0.12	$0.12	$0.19	$0.51
Diluted	$0.06	$0.10	$0.11	$0.16	$0.43	$0.08	$0.12	$0.12	$0.19	$0.50
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING
Basic	5,399	5,309	5,259	5,240	5,302	5,230	5,226	5,218	5,185	5,215
Diluted	5,515	5,420	5,383	5,356	5,418	5,347	5,337	5,337	5,283	5,326

GEOGRAPHIC REVENUES

REVENUES
Americas	$1,106	$1,157	$1,190	$1,391	$4,844	$1,042	$1,250	$1,216	$1,475	$4,983
Europe/Middle East/Africa	627	818	785	1,025	3,254	717	881	918	1,161	3,677
Asia Pacific	295	334	332	416	1,377	313	367	375	440	1,496

Total Revenues	$2,028	$2,309	$2,307	$2,832	$9,475	$2,072	$2,498	$2,509	$3,076	$10,156

HEADCOUNT

GEOGRAPHIC AREA
Domestic	18,893	18,420	18,129	17,968		17,437	17,056	16,908	16,659
International	22,603	22,225	22,260	22,682		22,887	23,559	24,286	24,999

Total Company	41,496	40,645	40,389	40,650		40,324	40,615	41,194	41,658

(1)	The sum of the quarterly financial information may vary from the year-to-date financial information due to rounding.

ORACLE CORPORATION

Q4 FISCAL 2004 RESULTS

ESTIMATED TOTAL PRODUCT REVENUE ANALYSIS (1)

($ in millions)

	Fiscal 2003					Fiscal 2004
	Q1	Q2	Q3	Q4	Total	Q1	Q2	Q3	Q4	Total
APPLICATIONS BUSINESS REVENUES (2)

New Software Licenses	$111	$108	$140	$246	$605	$107	$137	$140	$231	$615
Software License Updates and Product Support	190	202	217	233	842	221	238	237	239	935

Software Revenues	301	310	357	479	1,447	328	375	377	470	1,550
Services	265	280	253	250	1,048	216	212	203	233	864

Total Application Related Revenues	$566	$590	$610	$729	$2,495	$544	$587	$580	$703	$2,414

AS REPORTED REVENUE GROWTH RATES
New Software Licenses	(24%)	(34%)	(5%)	0%	(14%)	(4%)	27%	0%	(6%)	2%
Software License Updates and Product Support	8%	9%	19%	16%	13%	16%	18%	9%	3%	11%
Software Revenues	(7%)	(11%)	8%	7%	0%	9%	21%	6%	(2%)	7%
Services	(17%)	(12%)	(14%)	(25%)	(17%)	(18%)	(24%)	(20%)	(7%)	(18%)
Total Application Related Revenues	(12%)	(12%)	(3%)	(6%)	(8%)	(4%)	(1%)	(5%)	(4%)	(3%)
LOCAL CURRENCY GROWTH RATES
New Software Licenses	(25%)	(34%)	(8%)	(6%)	(17%)	(6%)	18%	(5%)	(9%)	(2%)
Software License Updates and Product Support	6%	8%	14%	11%	10%	13%	12%	4%	0%	7%
Software Revenues	(8%)	(11%)	4%	2%	(3%)	6%	14%	0%	(4%)	3%
Services	(19%)	(15%)	(19%)	(29%)	(21%)	(21%)	(29%)	(25%)	(10%)	(22%)
Total Application Related Revenues	(13%)	(14%)	(7%)	(11%)	(11%)	(7%)	(6%)	(10%)	(6%)	(7%)

DATABASE TECHNOLOGY BUSINESS REVENUES (2)

New Software Licenses	$452	$657	$615	$941	$2,664	$418	$718	$707	$1,082	$2,926
Software License Updates and Product Support	715	752	788	832	3,087	813	876	939	966	3,594

Software Revenues	1,167	1,409	1,403	1,773	5,751	1,231	1,594	1,646	2,048	6,520
Services	295	310	294	330	1,229	297	317	283	325	1,222

Total Technology Related Revenues	$1,462	$1,719	$1,697	$2,103	$6,980	$1,528	$1,911	$1,929	$2,373	$7,742

AS REPORTED REVENUE GROWTH RATES
New Software Licenses	(23%)	0%	(4%)	1%	(5%)	(8%)	9%	15%	15%	10%
Software License Updates and Product Support	7%	8%	15%	11%	10%	14%	16%	19%	16%	16%
Software Revenues	(7%)	4%	6%	6%	3%	5%	13%	17%	16%	13%
Services	(20%)	(14%)	(2%)	4%	(10%)	1%	2%	(4%)	(2%)	(1%)
Total Technology Related Revenues	(10%)	0%	4%	5%	0%	5%	11%	14%	13%	11%
LOCAL CURRENCY GROWTH RATES
New Software Licenses	(25%)	(1%)	(11%)	(6%)	(10%)	(11%)	1%	7%	11%	4%
Software License Updates and Product Support	5%	6%	9%	5%	6%	9%	9%	11%	12%	10%
Software Revenues	(9%)	3%	(1%)	(1%)	(2%)	1%	5%	9%	11%	7%
Services	(22%)	(15%)	(8%)	(3%)	(13%)	(3%)	(4%)	(10%)	(5%)	(5%)
Total Technology Related Revenues	(12%)	(1%)	(2%)	(2%)	(4%)	0%	4%	6%	9%	5%

TOTAL REVENUES

New Software Licenses	$563	$765	$755	$1,187	$3,270	$525	$855	$847	$1,313	$3,541
Software License Updates and Product Support	905	954	1,005	1,065	3,929	1,034	1,114	1,176	1,205	4,529

Software Revenues	1,468	1,719	1,760	2,252	7,199	1,559	1,969	2,023	2,518	8,070

Consulting	432	455	430	444	1,761	397	396	374	422	1,589
Advanced Product Services	64	64	63	67	257	60	65	62	71	258
Education	64	71	54	69	258	56	68	50	65	239

Services Revenues	560	590	547	580	2,276	513	529	486	558	2,086

Total Revenues	$2,028	$2,309	$2,307	$2,832	$9,475	$2,072	$2,498	$2,509	$3,076	$10,156

AS REPORTED REVENUE GROWTH RATES
New Software Licenses	(23%)	(7%)	(4%)	1%	(7%)	(7%)	12%	12%	11%	8%
Software License Updates and Product Support	7%	8%	16%	12%	11%	14%	17%	17%	13%	15%
Software Revenues	(7%)	1%	6%	6%	2%	6%	15%	15%	12%	12%

Consulting	(18%)	(11%)	(6%)	(9%)	(11%)	(8%)	(13%)	(13%)	(5%)	(10%)
Advanced Product Services	(18%)	(23%)	(17%)	(21%)	(20%)	(6%)	2%	(2%)	6%	0%
Education	(28%)	(17%)	(15%)	(13%)	(19%)	(13%)	(4%)	(7%)	(6%)	(7%)
Services Revenues	(19%)	(13%)	(9%)	(11%)	(13%)	(8%)	(10%)	(11%)	(4%)	(8%)

Total Revenues	(10%)	(3%)	2%	2%	(2%)	2%	8%	9%	9%	7%
LOCAL CURRENCY GROWTH RATES
New Software Licenses	(25%)	(8%)	(10%)	(6%)	(11%)	(10%)	4%	4%	7%	3%
Software License Updates and Product Support	5%	7%	10%	6%	7%	9%	9%	10%	9%	9%
Software Revenues	(9%)	0%	0%	(1%)	(2%)	2%	7%	8%	8%	6%

Consulting	(19%)	(13%)	(11%)	(14%)	(14%)	(11%)	(18%)	(18%)	(8%)	(14%)
Advanced Product Services	(19%)	(25%)	(21%)	(26%)	(23%)	(10%)	(4%)	(6%)	3%	(4%)
Education	(30%)	(19%)	(21%)	(20%)	(22%)	(15%)	(11%)	(16%)	(10%)	(13%)
Services Revenues	(21%)	(15%)	(14%)	(16%)	(17%)	(12%)	(16%)	(17%)	(7%)	(13%)

Total Revenues	(12%)	(5%)	(3%)	(4%)	(6%)	(2%)	1%	2%	5%	2%

(1)	The sum of the quarterly financial information may vary from year-to-date financial information due to rounding.

(2)	Oracle tracks new software license revenues by product. Software license updates and product support revenues, along with the services revenues shown here, represent Oracle's estimate of revenues that relate to database technology and application license products.

ORACLE CORPORATION

Q4 FISCAL 2004 RESULTS

SUPPLEMENTAL GEOGRAPHIC NEW SOFTWARE LICENSE REVENUES ANALYSIS (1) (2)

($ in millions)

	Fiscal 2003					Fiscal 2004
	Q1	Q2	Q3	Q4	Total	Q1	Q2	Q3	Q4	Total
AMERICAS

Database Technology	$191	$257	$247	$381	$1,076	$162	$299	$254	$420	$1,135
Applications	60	52	86	127	325	41	76	85	134	336

New Software License Revenues	$251	$309	$333	$508	$1,401	$203	$375	$339	$554	$1,471

AS REPORTED GROWTH RATES
Database Technology	(14%)	(5%)	(15%)	(10%)	(11%)	(15%)	16%	3%	10%	5%
Applications	(39%)	(50%)	(12%)	(3%)	(24%)	(32%)	46%	(1%)	6%	3%
New Software License Revenues	(22%)	(17%)	(14%)	(8%)	(14%)	(19%)	21%	2%	9%	5%

LOCAL CURRENCY GROWTH RATES
Database Technology	(12%)	0%	(13%)	(9%)	(8%)	(15%)	14%	1%	10%	5%
Applications	(38%)	(49%)	(9%)	(3%)	(23%)	(32%)	46%	(2%)	5%	3%
New Software License Revenues	(20%)	(14%)	(12%)	(7%)	(12%)	(19%)	19%	0%	9%	4%

EUROPE / MIDDLE EAST / AFRICA

Database Technology	$152	$258	$235	$381	$1,025	$143	$263	$290	$452	$1,148
Applications	30	41	35	82	188	55	48	41	72	216

New Software License Revenues	$182	$299	$270	$463	$1,213	$198	$311	$331	$524	$1,364

AS REPORTED GROWTH RATES
Database Technology	(14%)	20%	3%	15%	8%	(6%)	2%	23%	19%	12%
Applications	(17%)	7%	(4%)	(4%)	(4%)	83%	17%	17%	(12%)	15%
New Software License Revenues	(14%)	18%	2%	11%	6%	9%	4%	23%	13%	12%

LOCAL CURRENCY GROWTH RATES
Database Technology	(20%)	10%	(13%)	(4%)	(6%)	(15%)	(11%)	8%	12%	1%
Applications	(22%)	(2%)	(17%)	(15%)	(14%)	65%	2%	3%	(17%)	5%
New Software License Revenues	(20%)	8%	(14%)	(7%)	(8%)	(2%)	(9%)	8%	7%	1%

ASIA PACIFIC

Database Technology	$95	$129	$121	$172	$517	$103	$150	$156	$201	$610
Applications	21	15	19	37	92	11	13	14	25	63

New Software License Revenues	$116	$144	$140	$209	$609	$114	$163	$170	$226	$673

AS REPORTED GROWTH RATES
Database Technology	(44%)	(17%)	9%	14%	(12%)	8%	16%	29%	17%	18%
Applications	88%	(31%)	36%	26%	20%	(48%)	(13%)	(26%)	(32%)	(32%)
New Software License Revenues	(35%)	(19%)	12%	16%	(8%)	(2%)	13%	21%	8%	11%

LOCAL CURRENCY GROWTH RATES
Database Technology	(45%)	(17%)	(1%)	8%	(15%)	7%	8%	20%	10%	11%
Applications	80%	(32%)	26%	19%	14%	(48%)	(25%)	(32%)	(35%)	(35%)
New Software License Revenues	(37%)	(19%)	2%	10%	(12%)	(3%)	4%	13%	2%	4%

TOTAL COMPANY

Database Technology	$438	$644	$603	$934	$2,618	$408	$712	$700	$1,073	$2,893
Applications	111	108	140	246	605	107	137	140	231	615

New Software License Revenues	$549	$752	$743	$1,180	$3,223	$515	$849	$840	$1,304	$3,508

AS REPORTED GROWTH RATES
Database Technology	(23%)	0%	(4%)	3%	(4%)	(7%)	11%	16%	15%	11%
Applications	(24%)	(34%)	(5%)	0%	(14%)	(4%)	27%	0%	(6%)	2%
New Software License Revenues	(23%)	(6%)	(4%)	3%	(6%)	(6%)	13%	13%	11%	9%

LOCAL CURRENCY GROWTH RATES
Database Technology	(24%)	(1%)	(11%)	(4%)	(9%)	(11%)	2%	8%	11%	4%
Applications	(25%)	(35%)	(8%)	(4%)	(17%)	(6%)	18%	(5%)	(9%)	(2%)
New Software License Revenues	(24%)	(8%)	(10%)	(4%)	(11%)	(10%)	5%	5%	7%	3%

(1)	The sum of the quarterly financial information may vary from year-to-date financial information due to rounding.

(2)	New software license revenues presented exclude documentation and miscellaneous revenues.